UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2002

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515
(425) 454-6363

ITEM 7. Exhibits

Exhibit 99.1 - Statement under Oath of Stephen P. Reynolds, Principal Executive Officer.

Exhibit 99.2 - Statement under Oath of Stephen A. McKeon, Principal Financial Officer.

ITEM 9. Regulation FD Disclosure

On August 12, 2002, Stephen P. Reynolds and Stephen A. McKeon, the principal executive officer and principal financial officer of Puget Energy, each submitted sworn statements to the Securities and Exchange Commission (SEC) as required by the Order Requiring Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued by the SEC on June 27, 2002. Conformed copies of the sworn statements are attached hereto as Exhibits (99.1 and 99.2). The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

/s/ Stephen A. McKeon
Stephen A. McKeon
Senior Vice President Finance and Legal Chief Financial Officer

Date: August 12, 2002